CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES

EXHIBIT 31
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                               PRINCIPAL EXECUTIVE

                         AND PRINCIPAL FINANCIAL OFFICER

                                  CERTIFICATION

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    I, Anthony  C.  Papalia, Principal Executive and Principal Financial Officer
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of Chefs International, Inc. (the "Company") do hereby certify that:
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         (1)      I have  reviewed this  quarterly  report on Form 10-QSB of the
Company for the quarterly period ended October 26, 2003;

         (2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         (3) Based on my knowledge, the financial statements and other financial information included in this quarterly report, fairly present in all material respects, the financial condition, results of operations and cash flows of the Company as of, and for, the period presented in this quarterly report;

         (4) I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-14(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and I have:

                  (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report was being prepared;

                  (b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

                  (c) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this quarterly report, my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and




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                  (d)      disclosed in this quarterly  report any change in the
                           Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter (ended October 26, 2003) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

         (5) I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Company's auditors and the Company's board of directors:

                  (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting, which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

                  (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.


DATED:            DECEMBER 10, 2003

                                                     /s/ Anthony C. Papalia
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                                                     Principal Executive and
                                                     Principal Financial Officer
                                                     Chefs International, Inc.